UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    February 23, 2005
                                                     ---------------------------

                           Interleukin Genetics, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              000-23413                                94-3123681
--------------------------------------------------------------------------------
       (Commission File Number)            (IRS Employer Identification No.)


        135 Beaver Street Waltham, MA                              02452
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                     (Zip Code)

                                 (781) 398-0700
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.

On February 23, 2006, Interleukin Genetics, Inc. entered into two new Purchase Agreements with Access Business Group International LLC, a subsidiary of Alticor Inc. On the same date, Interleukin Genetics also amended its Note Purchase Agreement and Stock Purchase Agreement with Pyxis Innovations Inc., another affiliate of Alticor, to provide Interleukin with access up to an additional $3.5 million of borrowing for general working capital purposes.

The two new Purchase Agreements cover two genetic tests that Interleukin Genetics developed on behalf of Alticor. These are:

     1) the heart health genetic test, which analyzes DNA variations in the Interleukin-1A and 1B genes to identify whether an individual may have a predisposition for chronically elevated measures of inflammation and an increased risk for heart disease; and

     2) the general nutrition genetic test, which analyzes DNA variations in two genes that affect Vitamin B metabolism and four genes that are involved in responding to oxidative stress.

These tests will be marketed exclusively through Quixtar, a subsidiary of Alticor, under Quixtar's GensonaTM brand. The Purchase Agreement for Interleukin's heart health genetic test has a term of two years and becomes effective March 23, 2006, upon the expiration of the current Distribution Agreement between the parties. The Purchase Agreement provides that $0.6 million of the $2.0 million prepayment under the Distribution Agreement will be applied to purchases made under the new agreement. The term of the Purchase Agreement for Interleukin's general nutrition genetic test is through January 2008. The Note Purchase Agreement was amended to provide Interleukin with access to an additional $2.0 million of working capital borrowing at any time prior to April 1, 2007. Any amounts borrowed will bear interest at prime plus 1%, require quarterly interest payments and be due five years from the date of the borrowing. The Stock Purchase Agreement was amended to remove certain restrictions on an existing $1.5 million line of credit so that it can be used for general working capital purposes.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Interleukin Genetics, Inc.
                                           --------------------------
                                                  (Registrant)



Date: February 28, 2006                    /s/ PHILIP R. REILLY
                                           ----------------------------
                                           Philip R. Reilly
                                           Chief Executive Officer